PRIVATE ASSET MANAGEMENT FUND

Semi-Annual Report
June 30, 2002

Private Asset Management Fund
Semi-Annual Report
June 30, 2002

Dear Shareholder:

We are certain that most of you know that the various markets over the last three months have not been friendly to the average investor. The Fund opened on May 6 of this year. Due to market conditions, we have taken a conservative growth approach and have outperformed the various indices. Our performance for this period is shown below with the benchmark indices for the same period (May 6, 2002 to June 30, 2002).

Private Asset Management Fund   -2.85%
Standard & Poors 500            -7.53%
Dow Jones Industrials           -7.28%
NASDAQ Composite                -9.23%

We are not pleased with a negative return, however, when compared to the various indices we feel that by protecting capital and preparing for an eventual up market we have served all shareholders well.

As of June 30th, the Fund was invested 28.45% in equities and 71.55% in short term debt instruments and the money market. We have diversified the Fund into sectors of the market that we feel offer growth opportunities over the next few years. We will commit funds to the market over the next several months dependent upon our analysis of economic conditions and the opportunities that may be presented. We have attempted to invest in companies with solid management and solid financial histories. These perilous times sometimes make that a daunting task. It seems that many companies allowed themselves to become caught up in the excesses of the past few years. We believe that over the next quarter most of these problems will become apparent, as auditors will be more vigilant and management will be aware that shareholders are on alert to their shenanigans.

The overall facts are that the economy seems to be in fairly good condition. We are in a climate of high employment, low interest rates, and productivity remains at a historically high level. The unknowns of currency fluctuations, the balance of trade deficit, corporate accountability, and threat of terrorism hang over the market and continue to cause concern. These issues create many opportunities for the prudent,

2002 SEMI-Annual Report 1

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patient  investor.  A  quote  from  the  late  Winston  Churchill  may  be  very appropriate at this point. "An optimist sees an opportunity in every calamity; a pessimist sees a calamity in every opportunity."

Our responsibility is to you our shareholder and we will not lose sight of that fact.

Sincerely,

/S/ Stephen J. Cohen       /S/ Eric Blase             /S/ Jonathan Elsberry
    -------------------        -------------------        -------------------
    Stephen J. Cohen           Eric Blase                 Jonathan Elsberry

           --------------------------------------------------------

       The Value of a $10,000 Investment In Private Asset Management Fund
                        From May 6, 2002 to June 30, 2002
                 As Compared To The Standard & Poor's 500 Index


                               [GRAPHIC OMITTED]

                                  Private Asset          S&P 500
                                 Management Fund          Index
                 Month              $ Amount            $ Amount
                --------            --------            --------

                 May-02               10,000              10,000
                June-02                9,715               9,246

Total returns for period ended 6/30/02

6/30/02 NAV $19.43



                                                   Cumulative(A)
--------------------------------------------------------------------------------
Private Asset Management Fund                         -2.85%
Standard & Poor's 500 Index(B)                        -7.53%
--------------------------------------------------------------------------------



(A)Cumulative return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions (not annualized).

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost. Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption Of Fund Shares.

2002 SEMI-Annual Report 2

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================================================================================
 Private Asset Management Fund
================================================================================
                                                                       Unaudited
                                                         Schedule of Investments
                                                                   June 30, 2002
--------------------------------------------------------------------------------
 Shares/Principal Amount                            Market Value    % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Advertising
              800 Interpublic Group of Cos., Inc.    $ 19,808           0.60%
                                                     --------

 Chemicals
              750 Dow Chemical Company               $ 25,785
              500 PPG Industries, Inc.                 30,950
                                                       ------
                                                       56,735           1.72%

 Computer Hardware
              450 International Business Machines,
                   Inc.                                32,400           0.98%
                                                       ------

 Computer Services
              500 AOL Time Warner, Inc.                 7,355           0.22%
                                                        -----

 Communications Equipment
            1,000 Cisco Systems, Inc.                  13,950           0.42%
                                                       ------

 Communications Services
            1,000 SBC Communications                   30,500           0.92%
                                                       ------

 Conglomerates
              500 Emerson Electric Co.                 26,755
            1,100 General Electric Company             31,955
              500 Honeywell, Inc.                      17,615
              300 United Technologies                  20,370
                                                       ------
                                                       96,695           2.93%

 Electric Utilities
              500 American Electric Power              20,010
              800 The Southern Company                 21,920
                                                       ------
                                                       41,930           1.27%

 Insurance
              800 Allstate Corp.                       29,584           0.90%
                                                       ------

 Healthcare Facilities
              300 Tenet Healthcare, Corp.              21,465           0.65%
                                                       ------

 Medical Drugs
            1,100 Bristol Myers Squibb Co,             28,270
              400 Johnson & Johnson                    20,904
            1,100 Pfizer, Inc.                         38,500
              400 Pharmacia Corp.                      41,195
                                                       ------
                                                      128,869           3.91%

 Miscellaneous & Fabricated Products
            1,000 The Shaw Group, Inc.                 30,700           0.93%
                                                       ------

 Money Center Banks
              500 Bank One Corp.                       19,240
            1,600 Fleet Boston Financial               51,760
            1,300 Citigroup, Inc.                      50,375
              750 J.P. Morgan Chase & Co.              25,440
                                                       ------
                                                      146,815           4.45%

    The accompanying notes are an integral part of the financial statements.

2002 SEMI-Annual Report 3

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================================================================================
Private Asset Management Fund
================================================================================
                                                                       Unaudited
                                             (Continued) Schedule of Investments
                                                                   June 30, 2002
--------------------------------------------------------------------------------
 Shares/Principal Amount                            Market Value    % of Assets
--------------------------------------------------------------------------------

 Oil & Gas Integrated
              400 ChevronTexaco Corp.                  35,400
            1,500 Exxon Mobil Corporation              61,380
                                                       ------
                                                       96,780           2.93%

 Oil Well Services & Equipment
              100 Halliburton Company                   1,594           0.05%
                                                        -----

 Printing & Publishing
              500 McGraw-Hill Companies, Inc.          29,850           0.90%
                                                       ------

 Real Estate Operations
              500 Healthcare Realty Trust              16,000           0.48%
                                                       ------

 Retail
            1,300 Costco Wholesale Corp.               50,206
              100 CVS Corp.                             3,060
              500 The Home Depot, Inc.                 18,365
                                                       ------
                                                       71,631           2.17%

 Semiconductors
            1,000 Intel Corporation                    18,270           0.55%
                                                       ------

 Software & Programming
              500 Check Point Software Technology       6,780           0.21%
                                                        -----

 Transportation
              600 Expeditors International             19,896           0.60%
                                                       ------

 Total for Common Stock                               917,607          27.81%
                                                      =======

 US TREASURY OBLIGATIONS
          250,000 Fannie Mae 4.5%,  12-6-2006         251,825
          250,000 Freddie Mac 4.125%,  6-5-2005       253,025
                                                      -------
                                                      504,850          15.30%

 Total US Treasury Obligations                        504,850          15.30%
                                                      =======

 Cash and Equivalents
        1,982,049 First American Treasury
                   Obligation Fund Cl S 1.19%       1,982,049          60.07%
                                                    ---------


                  Total Investments                 3,404,506         103.17%
                            (Identified Cost
                              -$ 3,438,103)

                  Assets less other Liabilities      (104,675)         -3.17%
                                                     ---------

                  Net Assets                      $ 3,299,831         100.00%
                                                  ===========


   The accompanying notes are an integral part of the financial statemtents.

2002 SEMI-Annual Report 4

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================================================================================
 Private Asset Management Fund
================================================================================
Unaudited
Statement of Assets and Liabilities
     June 30, 2002

Assets:
     Investment Securities at Market Value                        $ 3,404,506
          (Identified Cost -$ 3,438,103)
     Cash                                                               1,900
     Dividends Receivable                                                 233
     Interest Receivable                                                1,984
     Receivable for Securities Sold                                     4,830
                                                                        -----
               Total Assets                                         3,413,453
Liabilities
     Accrued Expenses                                                   3,400
     Payable for Securities Purchased                                 110,222
                                                                      -------
               Total Liabilities                                      113,622
                                                                      -------
Net Assets                                                        $ 3,299,831
Net Assets Consist of:
     Capital Paid In                                                3,342,895
     Undistributed Net Investment Income                               (1,113)
     Realized Gain (Loss) on Investments - Net                         (8,354)
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net               (33,597)
                                                                      --------
Net Assets, for 169,797 Shares Outstanding                        $ 3,299,831
                                                                  ===========
Net Asset Value and Redemption Price
     Per Share ($3,299,831/169,797 shares)                            $ 19.43


================================================================================
 Private Asset Management Fund
================================================================================
 Unaudited
 Statement of Operations
 For the six months ending June 30, 2002
Investment Income:
     Dividends                                                          $ 350
     Interest                                                           2,040
                                                                        -----
          Total Investment Income                                       2,390
Expenses: (Note 2)
     Investment Advisor Fees                                            3,503
                                                                        -----
          Total Expenses                                                3,503

Net Investment Income                                                  (1,113)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                               (8,354)
     Unrealized Appreciation (Depreciation) on Investments            (33,597)
                                                                      --------
Net Realized and Unrealized Gain (Loss) on Investments                (41,951)

Net Increase (Decrease) in Net Assets from Operations               $ (43,064)
                                                                    ==========

    The accompanying notes are an integral part of the financial statements.

2002 SEMI-Annual Report 5

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================================================================================
 Private Asset Management Fund
================================================================================
Unaudited
Statement of Changes in Net Assets
                                                               5/6/2002*
                                                                  to
                                                               6/30/2002
                                                               ---------
From Operations:
     Net Investment Income                                     $ (1,113)
     Net Realized Gain (Loss) on Investments                     (8,354)
     Net Unrealized Appreciation (Depreciation)                 (33,597)
                                                                --------
     Increase (Decrease) in Net Assets from Operations          (43,064)
From Capital Share Transactions:
     Proceeds From Sale of Shares                             3,452,892
     Shares Issued on Reinvestment of Dividends                       0
     Cost of Shares Redeemed                                   (209,997)
                                                               ---------
Net Increase from Shareholder Activity                        3,242,895

Net Increase (Decrease) in Net Assets                         3,199,831

Net Assets at Beginning of Period                               100,000
Net Assets at End of Period                                 $ 3,299,831
                                                            ===========


Share Transactions:
     Issued                                                     175,530
     Reinvested                                                       -
     Redeemed                                                   (10,733)
                                                                --------
Net increase (decrease) in shares                               164,797
Shares outstanding beginning of period                            5,000
                                                                  -----
Shares outstanding end of period                                169,797
                                                                =======

*commencement of operations


================================================================================
 Private Asset Management Fund
================================================================================
Unaudited
Financial Highlights
Selected data for a share outstanding throughout the period:

                                                            5/6/2002**
                                                               to
                                                            6/30/2002
                                                            ---------
Net Asset Value -
     Beginning of Period                                     $ 20.00
Net Investment Income                                          (0.01)
Net Gains or Losses on Securities
     (realized and unrealized)                                 (0.56)
                                                               ------
Total from Investment Operations                               (0.57)
Net Asset Value -
     End of Period                                           $ 19.43
Total Return                                                   (2.85)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                         3,300

Before Reimbursement
    Ratio of Expenses to Average Net Assets                     1.50% *
    Ratio of Net Income to Average Net Assets                  -0.59% *

Portfolio Turnover Rate                                         8.19% *

* Annualized
** commencement of operations.

    The accompanying notes are an integral part of the financial statements.


2002 SEMI-Annual Report 6

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Notes to Financial Statements (Unaudited)
Private Asset Management Fund
June 30, 2002

1.) SIGNIFICANT ACCOUNTING POLICIES

Private Asset Management Fund (the "Fund") is a non-diversified series of the Private Asset Management Funds (the "Trust"), a management investment company. The Trust was organized in Ohio as a business trust on March 7, 2002 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

SECURITY TRANSACTION TIMING: Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES: It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2002 SEMI-Annual Report 7

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Notes to the Financial Statements (Unaudited) - continued

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

2.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Private Asset Management, Inc. (the "Adviser"). For its services, the Adviser receives an annual investment management fee from the Fund of 1.50% of the average daily net assets of the Fund. As a result of the above calculation, for the period since inception on May 6, 2002 and ended June 30, 2002, the Adviser received management fees totaling $3,503.

The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested Trustees, 12b-1 expenses and extraordinary expenses.

3.) RELATED PARTY TRANSACTIONS

Stephen J. Cohen is the control person of the Adviser and also serves as a director/officer of the Fund. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.

4.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at June 30, 2002 was $3,342,895 representing 169,797 shares outstanding.

5.) PURCHASES AND SALES OF SECURITIES

For the period of May 6, 2002 to the period ended June 30, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $974,574 and $10,165 respectively. Purchases and sales of U.S. Government obligations aggregated $500,000 and $0, respectively.

6.) SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at June 30, 2002 was $3,438,103. At June 30, 2002, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation            (Depreciation)          Net Appreciation (Appreciation)
------------            --------------          -------------------------------
   18,341                  (51,939)                        (33,598)


7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2002, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 97% of the Private Asset Management Fund.

2002 SEMI-Annual Report 8

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Board of Trustees
Stephen J. Cohen
Michael D. Berlin
Howard I. Cohen
Jeffrey R. Provence
Eric I. Weitzen

Investment Adviser
Private Asset Management, Inc.
11995 El Camino Real, Suite 303
San Diego, CA  92130

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH  45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8869 Brecksville Rd., Suite C
Brecksville, Ohio 44141

Fund Administrator
Premier Fund Solutions, Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Independent Auditors
McCurdy & Associates CPA's, Inc.
27955 Clemens Rd.
Westlake, Ohio  44145

2002 SEMI-Annual Report 9

PRIVATE ASSET
MANAGEMENT FUND
11995 El Camino Real, Suite 303
San Diego, CA 92130


 This report is provided for the general information of the shareholders of the Private Asset Management Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.